UBS

Fixed Income Research cmoproj.599

MAST0308A 30 year 5.4

Cmoproj

5:40:38 pm August 13, 2003 Margarita Genis mgenis@rhino Page 1

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

1A1

198,911,000.00

5.50000

24

1.000000

-1.0000

Floor

Current

Settle

Deal

WAC

WAM

Pricing

Duration

Coupon

Date

Speed

@ Px

-

5.5000

08/29/03

30 year

5.84

358.00

300.0PSA

101:00

Price	PSA 100	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 750	PSA 1000
100:16	5.445	5.403	5.361	5.319	5.278	5.238	5.180	5.093
100:17	5.441	5.397	5.353	5.310	5.268	5.226	5.166	5.076
100:18	5.437	5.392	5.346	5.301	5.258	5.215	5.153	5.059
100:19	5.432	5.386	5.339	5.293	5.247	5.203	5.139	5.043
100:20	5.428	5.380	5.332	5.284	5.237	5.192	5.125	5.026
100:21	5.424	5.375	5.325	5.275	5.227	5.180	5.112	5.009
100:22	5.420	5.369	5.317	5.266	5.217	5.168	5.098	4.992
100:23	5.416	5.363	5.310	5.258	5.207	5.157	5.084	4.975
100:24	5.411	5.357	5.303	5.249	5.196	5.145	5.071	4.959
100:25	5.407	5.352	5.296	5.240	5.186	5.133	5.057	4.942
100:26	5.403	5.346	5.288	5.232	5.176	5.122	5.043	4.925
100:27	5.399	5.340	5.281	5.223	5.166	5.110	5.030	4.908
100:28	5.394	5.335	5.274	5.214	5.156	5.099	5.016	4.892
100:29	5.390	5.329	5.267	5.205	5.146	5.087	5.002	4.875
100:30	5.386	5.323	5.260	5.197	5.135	5.076	4.989	4.858
100:31	5.382	5.318	5.252	5.188	5.125	5.064	4.975	4.841
101:00	5.378	5.312	5.245	5.179	5.115	5.053	4.961	4.825
101:01	5.373	5.306	5.238	5.171	5.105	5.041	4.948	4.808
101:02	5.369	5.301	5.231	5.162	5.095	5.029	4.934	4.791
101:03	5.365	5.295	5.224	5.153	5.085	5.018	4.921	4.775
101:04	5.361	5.289	5.217	5.145	5.075	5.006	4.907	4.758
101:05	5.357	5.284	5.209	5.136	5.065	4.995	4.893	4.741
101:06	5.353	5.278	5.202	5.127	5.054	4.983	4.880	4.725
101:07	5.348	5.272	5.195	5.119	5.044	4.972	4.866	4.708
101:08	5.344	5.267	5.188	5.110	5.034	4.960	4.853	4.691
101:09	5.340	5.261	5.181	5.102	5.024	4.949	4.839	4.675
101:10	5.336	5.255	5.174	5.093	5.014	4.937	4.826	4.658
101:11	5.332	5.250	5.166	5.084	5.004	4.926	4.812	4.641
101:12	5.327	5.244	5.159	5.076	4.994	4.914	4.799	4.625
101:13	5.323	5.238	5.152	5.067	4.984	4.903	4.785	4.608
101:14	5.319	5.233	5.145	5.058	4.974	4.891	4.772	4.592
101:15	5.315	5.227	5.138	5.050	4.964	4.880	4.758	4.575
Avg Life	11.076	7.367	5.426	4.288	3.555	3.046	2.523	2.011
Duration	7.342	5.424	4.287	3.552	3.041	2.668	2.263	1.844
First Pay	9/03	9/03	9/03	9/03	9/03	9/03	9/03	9/03
Last Pay	6/33	6/33	6/33	6/33	6/33	6/33	1131	10/08

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoproj.599

MAST0308B 30 year 5.1

Cmoproj

5:46:07 pm August 13, 2003 Margarita Genis mgenis@rhino Page 1

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

2A1

255,443,000.81

4.50000

24

1.000000

-1.0000

Floor

Current

Settle

Deal

WAC

WAM

Pricing

Duration

Coupon

Date

Speed

@ Px

-

4.5000

08/29/03

30 year

5.30

178.00

300.0PSA

100:10

Price	PSA 100	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 750	PSA 1000
99:26	4.521	4.517	4.512	4.508	4.503	4.498	4.492	4.481
99:27	4.515	4.510	4.504	4.498	4.492	4.486	4.477	4.464
99:28	4.510	4.503	4.496	4.488	4.481	4.474	4.463	4.446
99:29	4.504	4.496	4.487	4.479	4.470	4.462	4.449	4.429
99:30	4.498	4.489	4.479	4.469	4.459	4.450	4.435	4.412
99:31	4.492	4.481	4.471	4.459	4.448	4.437	4.421	4.395
100:00	4.486	4.474	4.462	4.450	4.437	4.425	4.407	4.378
100:01	4.480	4.467	4.454	4.440	4.427	4.413	4.393	4.361
100:02	4.474	4.460	4.446	4.431	4.416	4.401	4.379	4.344
100:03	4.469	4.453	4.437	4.421	4.405	4.389	4.365	4.327
100:04	4.463	4.446	4.429	4.411	4.394	4.376	4.351	4.310
100:05	4.457	4.439	4.421	4.402	4.383	4.364	4.337	4.293
100:06	4.451	4.432	4.412	4.392	4.372	4.352	4.323	4.276
100:07	4.445	4.425	4.404	4.383	4.361	4.340	4.309	4.259
100:08	4.439	4.418	4.396	4.373	4.350	4.328	4.295	4.242
100:09	4.434	4.411	4.388	4.364	4.340	4.316	4.281	4.225
100:10	4.428	4.404	4.379	4.354	4.329	4.304	4.267	4.208
100:11	4.422	4.397	4.371	4.344	4.318	4.292	4.253	4.191
100:12	4.416	4.390	4.363	4.335	4.307	4.279	4.239	4.174
100:13	4.410	4.383	4.354	4.325	4.296	4.267	4.225	4.157
100:14	4.404	4.376	4.346	4.316	4.285	4.255	4.211	4.140
100:15	4.399	4.369	4.338	4.306	4.275	4.243	4.197	4.123
100:16	4.393	4.362	4.330	4.297	4.264	4.231	4.183	4.106
100:17	4.387	4.355	4.321	4.287	4.253	4.219	4.169	4.089
100:18	4.381	4.348	4.313	4.278	4.242	4.207	4.155	4.072
100:19	4.375	4.341	4.305	4.268	4.231	4.195	4.141	4.056
100:20	4.370	4.334	4.297	4.259	4.221	4.183	4.127	4.039
100:21	4.364	4.327	4.288	4.249	4.210	4.171	4.113	4.022
100:22	4.358	4.320	4.280	4.240	4.199	4.159	4.099	4.005
100:23	4.352	4.313	4.272	4.230	4.188	4.147	4.085	3.988
100:24	4.347	4.306	4.264	4.221	4.177	4.135	4.072	3.971
100:25	4.341	4.299	4.256	4.211	4.167	4.123	4.058	3.954
Avg Life	6.581	5.302	4.390	3.726	3.231	2.853	2.433	1.971
Duration	5.333	4.420	3.749	3.247	2.863	2.562	2.219	1.829
First Pay	9/03	9/03	9/03	9/03	9/03	9/03	9/03	9/03
Last Pay	6/18	6/18	6/18	6/18	6/18	6/18	6/18	1/10

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoproj.599

MAST0308C 30 year 6.6

Cmoproj

5:55:24 pm August 13, 2003 Margarita Genis mgenis@rhino Page 1

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

3A10

10,000,000.00

5.25000

24

1.000000

-1.0000

Floor

Current

Settle

Deal

WAC

WAM

Pricing

Duration

Coupon

Date

Speed

@ Px

-

5.2500

08/29/03

30 year

5.73

355.75

300.0PSA

100:21

Price	PSA 100	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 750	PSA 1000
100:05	5.185	5.127	5.083	5.046	5.015	4.988	4.950	4.895
100:06	5.178	5.116	5.069	5.030	4.997	4.968	4.928	4.870
100:07	5.170	5.105	5.055	5.014	4.979	4.948	4.906	4.844
100:08	5.163	5.094	5.041	4.998	4.961	4.928	4.885	4.819
100:09	5.155	5.083	5.027	4.982	4.943	4.909	4.863	4.793
100:10	5.148	5.072	5.013	4.966	4.925	4.889	4.841	4.768
100:11	5.140	5.061	5.000	4.950	4.907	4.870	4.819	4.743
100:12	5.133	5.049	4.986	4.934	4.889	4.850	4.797	4.718
100:13	5.125	5.038	4.972	4.918	4.871	4.830	4.775	4.692
100:14	5.118	5.027	4.958	4.902	4.853	4.811	4.753	4.667
100:15	5.110	5.016	4.944	4.886	4.836	4.791	4.731	4.642
100:16	5.103	5.005	4.931	4.870	4.818	4.771	4.709	4.616
100:17	5.095	4.994	4.917	4.854	4.800	4.752	4.687	4.591
100:18	5.088	4.983	4.903	4.838	4.782	4.732	4.666	4.566
100:19	5.080	4.972	4.889	4.822	4.764	4.713	4.644	4.541
100:20	5.073	4.961	4.876	4.806	4.746	4.693	4.622	4.516
100:21	5.065	4.950	4.862	4.790	4.728	4.674	4.600	4.490
100:22	5.058	4.939	4.848	4.774	4.710	4.654	4.578	4.465
100:23	5.050	4.928	4.834	4.758	4.692	4.635	4.557	4.440
100:24	5.043	4.917	4.821	4.742	4.675	4.615	4.535	4.415
100:25	5.035	4.906	4.807	4.726	4.657	4.596	4.513	4.390
100:26	5.028	4.895	4.793	4.710	4.639	4.576	4.491	4.365
100:27	5.020	4.884	4.780	4.694	4.621	4.557	4.470	4.340
100:28	5.013	4.873	4.766	4.678	4.603	4.537	4.448	4.314
100:29	5.005	4.862	4.752	4.662	4.586	4.518	4.426	4.289
100:30	4.998	4.851	4.738	4.646	4.568	4.498	4.404	4.264
100:31	4.990	4.840	4.725	4.630	4.550	4.479	4.383	4.239
101:00	4.983	4.829	4.711	4.615	4.532	4.459	4.361	4.214
101:01	4.976	4.818	4.697	4.599	4.514	4.440	4.339	4.189
101:02	4.968	4.807	4.684	4.583	4.497	4.420	4.318	4.164
101:03	4.961	4.796	4.670	4.567	4.479	4.401	4.296	4.139
101:04	4.953	4.785	4.656	4.551	4.461	4.382	4.274	4.114
Avg Life	4.949	3.156	2.475	2.105	1.867	1.698	1.513	1.301
Duration	4.135	2.804	2.249	1.936	1.731	1.582	1.418	1.228
First Pay	9/03	9/03	9/03	9/03	9/03	9/03	9/03	9/03
Last Pay	11/13	7/09	12/07	3/07	9/06	5/06	1/06	9/05

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoproj.601

MAST0308C 30 year 6.6

Cmoproj

5:14:41 pm August 27, 2003 Margarita Genis mgenis@rhino Page 1

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

3A11

19,313,800.00

5.25000

24

1.000000

-1.0000

Floor

Current

Settle

Deal

WAC

WAM

Pricing

Duration

Coupon

Date

Speed

@ Px

-

5.2500

08/29/03

30 year

5.73

355.75

300.0PSA

95:24

Price	PSA 10	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 700	PSA 1000
95:08	5.648	5.985	6.228	6.445	6.634	6.804	6.959	7.345
95:09	5.646	5.980	6.221	6.437	6.624	6.793	6.947	7.330
95:10	5.643	5.975	6.215	6.429	6.615	6.782	6.935	7.315
95:11	5.641	5.970	6.208	6.420	6.605	6.772	6.923	7.301
95:12	5.638	5.965	6.201	6.412	6.595	6.761	6.910	7.286
95:13	5.636	5.960	6.194	6.404	6.586	6.750	6.898	7.271
95:14	5.633	5.955	6.188	6.395	6.576	6.739	6.886	7.256
95:15	5.631	5.950	6.181	6.387	6.566	6.728	6.874	7.241
95:16	5.628	5.945	6.174	6.379	6.557	6.717	6.862	7.226
95:17	5.626	5.940	6.168	6.371	6.547	6.706	6.850	7.211
95:18	5.623	5.935	6.161	6.362	6.537	6.695	6.838	7.197
95:19	5.621	5.931	6.154	6.354	6.528	6.684	6.826	7.182
95:20	5.618	5.926	6.148	6.346	6.518	6.673	6.814	7.167
95:21	5.616	5.921	6.141	6.337	6.508	6.663	6.802	7.152
95:22	5.613	5.916	6.134	6.329	6.499	6.652	6.790	7.137
95:23	5.611	5.911	6.127	6.321	6.489	6.641	6.778	7.123
95:24	5.608	5.906	6.121	6.313	6.480	6.630	6.766	7.108
95:25	5.606	5.901	6.114	6.304	6.470	6.619	6.754	7.093
95:26	5.603	5.896	6.107	6.296	6.460	6.608	6.742	7.078
95:27	5.601	5.891	6.101	6.288	6.451	6.597	6.730	7.063
95:28	5.598	5.886	6.094	6.280	6.441	6.587	6.718	7.049
95:29	5.596	5.881	6.087	6.271	6.432	6.576	6.707	7.034
95:30	5.593	5.876	6.081	6.263	6.422	6.565	6.695	7.019
95:31	5.591	5.872	6.074	6.255	6.412	6.554	6.683	7.004
96:00	5.588	5.867	6.067	6.247	6.403	6.543	6.671	6.990
96:01	5.586	5.862	6.061	6.239	6.393	6.532	6.659	6.975
96:02	5.584	5.857	6.054	6.230	6.384	6.522	6.647	6.960
96:03	5.581	5.852	6.048	6.222	6.374	6.511	6.635	6.945
96:04	5.579	5.847	6.041	6.214	6.364	6.500	6.623	6.931
96:05	5.576	5.842	6.034	6.206	6.355	6.489	6.611	6.916
96:06	5.574	5.837	6.028	6.198	6.345	6.478	6.599	6.901
96:07	5.571	5.832	6.021	6.189	6.336	6.468	6.587	6.887
Avg Life	24.153	8.555	5.869	4.591	3.864	3.382	3.039	2.424
Duration	13.114	6.612	4.868	3.939	3.378	2.993	2.713	2.197
First Pay	6/24	7/09	12/07	3/07	9/06	5/06	2/06	9/05
Last Pay	5/30	5/15	4/11	5/09	4/08	9/07	3/07	5/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoproj.599

MAST0308C 30 year 6.6

Cmoproj

5:52:08 pm August 13, 2003 Margarita Genis mgenis@rhino Page 1

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

3A12

36,000,000.00

5.25000

24

1.000000

-1.0000

Floor

Current

Settle

Deal

WAC

WAM

Pricing

Duration

Coupon

Date

Speed

@ Px

-

5.2500

08/29/03

30 year

5.73

355.75

300.0PSA

94:16

5.2500	08/29/03 30	year 5.73	355.75 300.0PSA 94:16
Price	PSA 100	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 750	PSA 1000
94:00	5.911	5.993	6.058	6.111	6.157	6.274	6.503	6.889
94:01	5.908	5.989	6.054	6.106	6.152	6.268	6.496	6.880
94:02	5.904	5.985	6.049	6.101	6.147	6.263	6.489	6.871
94:03	5.901	5.981	6.045	6.097	6.142	6.257	6.482	6.862
94:04	5.897	5.977	6.041	6.092	6.138	6.252	6.475	6.853
94:05	5.894	5.973	6.036	6.088	6.133	6.246	6.469	6.843
94:06	5.891	5.969	6.032	6.083	6.128	6.241	6.462	6.834
94:07	5.887	5.965	6.028	6.078	6.123	6.235	6.455	6.825
94:08	5.884	5.961	6.023	6.074	6.118	6.230	6.448	6.816
94:09	5.880	5.957	6.019	6.069	6.113	6.224	6.441	6.807
94:10	5.877	5.953	6.015	6.065	6.108	6.219	6.434	6.798
94:11	5.873	5.949	6.010	6.060	6.104	6.213	6.428	6.789
94:12	5.870	5.945	6.006	6.055	6.099	6.208	6.421	6.780
94:13	5.866	5.941	6.002	6.051	6.094	6.202	6.414	6.771
94:14	5.863	5.938	5.998	6.046	6.089	6.197	6.407	6.762
94:15	5.859	5.934	5.993	6.042	6.084	6.191	6.400	6.753
94:16	5.856	5.930	5.989	6.037	6.079	6.186	6.393	6.744
94:17	5.852	5.926	5.985	6.032	6.074	6.180	6.387	6.735
94:18	5.849	5.922	5.980	6.028	6.070	6.175	6.380	6.726
94:19	5.846	5.918	5.976	6.023	6.065	6.169	6.373	6.717
94:20	5.842	5.914	5.972	6.019	6.060	6.164	6.366	6.708
94:21	5.839	5.910	5.968	6.014	6.055	6.158	6.359	6.699
94:22	5.835	5.906	5.963	6.010	6.050	6.153	6.353	6.690
94:23	5.832	5.902	5.959	6.005	6.045	6.147	6.346	6.681
94:24	5.828	5.898	5.955	6.000	6.041	6.142	6.339	6.672
94:25	5.825	5.895	5.950	5.996	6.036	6.136	6.332	6.663
94:26	5.821	5.891	5.946	5.991	6.031	6.131	6.326	6.654
94:27	5.818	5.887	5.942	5.987	6.026	6.125	6.319	6.645
94:28	5.814	5.883	5.938	5.982	6.021	6.120	6.312	6.636
94:29	5.811	5.879	5.933	5.978	6.016	6.114	6.305	6.628
94:30	5.808	5.875	5.929	5.973	6.012	6.109	6.298	6.619
94:31	5.804	5.871	5.925	5.968	6.007	6.103	6.292	6.610
Avg Life	15.206	12.474	10.849	9.804	9.044	7.619	5.854	4.233
Duration	9.521	8.401	7.680	7.180	6.792	5.976	4.837	3.657
First Pay	9/08	9/08	9/08	9/08	9/08	9/08	4/08	3/07
Last Pay	8/33	8/33	8/33	8/33	8/33	8/33	1/32	1/09

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoproj.599

MAST0308C 30 year 6.6

Cmoproj

5:52:43 pm August 13, 2003 Margarita Genis mgenis@rhino Page 1

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

3A13

4,000,000.00

5.25000

24

1.000000

-1.0000

Floor

Current

Settle

Deal

WAC

WAM

Pricing

Duration

Coupon

Date

Speed

@ Px

-

5.2500

08/29/03

30 year

5.73

355.75

300.0PSA

94:06

Price	PSA 100	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 750	PSA 1000
93:22	5.946	6.032	6.101	6.157	6.206	6.330	6.571	6.980
93:23	5.943	6.028	6.097	6.152	6.201	6.324	6.565	6.970
93:24	5.939	6.024	6.092	6.148	6.196	6.318	6.558	6.961
93:25	5.936	6.020	6.088	6.143	6.191	6.313	6.551	6.952
93:26	5.932	6.016	6.084	6.138	6.186	6.307	6.544	6.943
93:27	5.929	6.012	6.079	6.134	6.182	6.302	6.537	6.934
93:28	5.925	6.008	6.075	6.129	6.177	6.296	6.530	6.925
93:29	5.922	6.005	6.071	6.125	6.172	6.291	6.523	6.916
93:30	5.918	6.001	6.066	6.120	6.167	6.285	6.516	6.907
93:31	5.915	5.997	6.062	6.115	6.162	6.280	6.510	6.898
94:00	5.911	5.993	6.058	6.111	6.157	6.274	6.503	6.889
94:01	5.908	5.989	6.054	6.106	6.152	6.268	6.496	6.880
94:02	5.904	5.985	6.049	6.101	6.147	6.263	6.489	6.871
94:03	5.901	5.981	6.045	6.097	6.142	6.257	6.482	6.862
94:04	5.897	5.977	6.041	6.092	6.138	6.252	6.475	6.853
94:05	5.894	5.973	6.036	6.088	6.133	6.246	6.469	6.843
94:06	5.891	5.969	6.032	6.083	6.128	6.241	6.462	6.834
94:07	5.887	5.965	6.028	6.078	6.123	6.235	6.455	6.825
94:08	5.884	5.961	6.023	6.074	6.118	6.230	6.448	6.816
94:09	5.880	5.957	6.019	6.069	6.113	6.224	6.441	6.807
94:10	5.877	5.953	6.015	6.065	6.108	6.219	6.434	6.798
94:11	5.873	5.949	6.010	6.060	6.104	6.213	6.428	6.789
94:12	5.870	5.945	6.006	6.055	6.099	6.208	6.421	6.780
94:13	5.866	5.941	6.002	6.051	6.094	6.202	6.414	6.771
94:14	5.863	5.938	5.998	6.046	6.089	6.197	6.407	6.762
94:15	5.859	5.934	5.993	6.042	6.084	6.191	6.400	6.753
94:16	5.856	5.930	5.989	6.037	6.079	6.186	6.393	6.744
94:17	5.852	5.926	5.985	6.032	6.074	6.180	6.387	6.735
94:18	5.849	5.922	5.980	6.028	6.070	6.175	6.380	6.726
94:19	5.846	5.918	5.976	6.023	6.065	6.169	6.373	6.717
94:20	5.842	5.914	5.972	6.019	6.060	6.164	6.366	6.708
94:21	5.839	5.910	5.968	6.014	6.055	6.158	6.359	6.699
Avg Life	15.206	12.474	10.849	9.804	9.044	7.619	5.854	4.233
Duration	9.506	8.389	7.670	7.172	6.785	5.971	4.833	3.655
First Pay	9/08	9/08	9/08	9/08	9/08	9/08	4/08	3/07
Last Pay	8/33	8/33	8/33	8/33	8/33	6/33	11/29	1/09

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoproj.599

MAST0308C 30 year 6.6

Cmoproj

5:51:39 pm August 13, 2003 Margarita Genis mgenis@rhino Page 1

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

3A1

140,000,000.00

5.00000

24

1.000000

-1.0000

Floor

Current

Settle

Deal

WAC

WAM

Pricing

Duration

Coupon

Date

Speed

@ Px

-

5.0000

08/29/03

30 year

5.73

355.75

300.0PSA

100:15

Price	PSA 100	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 750	PSA 1000
99:31	5.002	4.977	4.954	4.935	4.919	4.904	4.884	4.856
100:00	4.997	4.970	4.944	4.923	4.905	4.889	4.867	4.836
100:01	4.992	4.962	4.934	4.911	4.891	4.873	4.850	4.816
100:02	4.987	4.954	4.924	4.899	4.877	4.858	4.832	4.796
100:03	4.981	4.946	4.914	4.887	4.863	4.843	4.815	4.775
100:04	4.976	4.939	4.904	4.875	4.850	4.827	4.798	4.755
100:05	4.971	4.931	4.894	4.863	4.836	4.812	4.780	4.735
100:06	4.966	4.923	4.884	4.851	4.822	4.797	4.763	4.715
100:07	4.961	4.915	4.874	4.839	4.808	4.781	4.746	4.695
100:08	4.956	4.908	4.864	4.826	4.795	4.766	4.729	4.675
100:09	4.950	4.900	4.854	4.814	4.781	4.751	4.711	4.654
100:10	4.945	4.892	4.844	4.802	4.767	4.736	4.694	4.634
100:11	4.940	4.885	4.834	4.790	4.753	4.720	4.677	4.614
100:12	4.935	4.877	4.824	4.778	4.740	4.705	4.660	4.594
100:13	4.930	4.869	4.813	4.766	4.726	4.690	4.642	4.574
100:14	4.925	4.862	4.803	4.754	4.712	4.675	4.625	4.554
100:15	4.919	4.854	4.793	4.742	4.698	4.660	4.608	4.534
100:16	4.914	4.846	4.783	4.730	4.685	4.644	4.591	4.514
100:17	4.909	4.838	4.773	4.718	4.671	4.629	4.573	4.494
100:18	4.904	4.831	4.763	4.706	4.657	4.614	4.556	4.474
100:19	4.899	4.823	4.753	4.694	4.644	4.599	4.539	4.454
100:20	4.894	4.815	4.743	4.682	4.630	4.584	4.522	4.433
100:21	4.889	4.808	4.733	4.670	4.616	4.568	4.505	4.413
100:22	4.884	4.800	4.723	4.658	4.603	4.553	4.488	4.393
100:23	4.878	4.792	4.713	4.646	4.589	4.538	4.470	4.373
100:24	4.873	4.785	4.703	4.634	4.575	4.523	4.453	4.353
100:25	4.868	4.777	4.693	4.622	4.562	4.508	4.436	4.333
100:26	4.863	4.770	4.683	4.610	4.548	4.493	4.419	4.313
100:27	4.858	4.762	4.673	4.599	4.534	4.478	4.402	4.293
100:28	4.853	4.754	4.663	4.587	4.521	4.462	4.385	4.274
100:29	4.848	4.747	4.653	4.575	4.507	4.447	4.368	4.254
100:30	4.843	4.739	4.643	4.563	4.494	4.432	4.351	4.234
Avg Life	7.950	4.793	3.510	2.867	2.481	2.216	1.941	1.649
Duration	6.025	4.031	3.089	2.580	2.261	2.037	1.800	1.543
First Pay	9/03	9/03	9/03	9/03	9/03	9/03	9/03	9/03
Last Pay	12/22	5/15	4/11	5/09	4/08	9/07	1/07	5/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoproj.599

MAST0308C 30 year 6.6

Cmoproj

5:51:39 pm August 13, 2003 Margarita Genis mgenis@rhino

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

3A13

4,000,000.00

5.25000

24

1.000000

-1.0000

Floor

Current

Settle

Deal

WAC

WAM

Pricing

Duration

Coupon

Date

Speed

@ Px

-

5.2500

08/29/03

30 year

5.73

355.75

300.0PSA

94:06

90/10 mezz nas to 3n1

Price	PSA 100	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 750	PSA 1000
93:22	5.946	6.032	6.101	6.157	6.206	6.330	6.571	6.980
93:23	5.943	6.028	6.097	6.152	6.201	6.324	6.565	6.970
93:24	5.939	6.024	6.092	6.148	6.196	6.318	6.558	6.961
93:25	5.936	6.020	6.088	6.143	6.191	6.313	6.551	6.952
93:26	5.932	6.016	6.084	6.138	6.186	6.307	6.544	6.943
93:27	5.929	6.012	6.079	6.134	6.182	6.302	6.537	6.934
93:28	5.925	6.008	6.075	6.129	6.177	6.296	6.530	6.925
93:29	5.922	6.005	6.071	6.125	6.172	6.291	6.523	6.916
93:30	5.918	6.001	6.066	6.120	6.167	6.285	6.516	6.907
93:31	5.915	5.997	6.062	6.115	6.162	6.280	6.510	6.898
94:00	5.911	5.993	6.058	6.111	6.157	6.274	6.503	6.889
94:01	5.908	5.989	6.054	6.106	6.152	6.268	6.496	6.880
94:02	5.904	5.985	6.049	6.101	6.147	6.263	6.489	6.871
94:03	5.901	5.981	6.045	6.097	6.142	6.257	6.482	6.862
94:04	5.897	5.977	6.041	6.092	6.138	6.252	6.475	6.853
94:05	5.894	5.973	6.036	6.088	6.133	6.246	6.469	6.843
94:06	5.891	5.969	6.032	6.083	6.128	6.241	6.462	6.834
94:07	5.887	5.965	6.028	6.078	6.123	6.235	6.455	6.825
94:08	5.884	5.961	6.023	6.074	6.118	6.230	6.448	6.816
94:09	5.880	5.957	6.019	6.069	6.113	6.224	6.441	6.807
94:10	5.877	5.953	6.015	6.065	6.108	6.219	6.434	6.798
94:11	5.873	5.949	6.010	6.060	6.104	6.213	6.428	6.789
94:12	5.870	5.945	6.006	6.055	6.099	6.208	6.421	6.780
94:13	5.866	5.941	6.002	6.051	6.094	6.202	6.414	6.771
94:14	5.863	5.938	5.998	6.046	6.089	6.197	6.407	6.762
94:15	5.859	5.934	5.993	6.042	6.084	6.191	6.400	6.753
94:16	5.856	5.930	5.989	6.037	6.079	6.186	6.393	6.744
94:17	5.852	5.926	5.985	6.032	6.074	6.180	6.387	6.735
94:18	5.849	5.922	5.980	6.028	6.070	6.175	6.380	6.726
94:19	5.846	5.918	5.976	6.023	6.065	6.169	6.373	6.717
94:20	5.842	5.914	5.972	6.019	6.060	6.164	6.366	6.708
94:21	5.839	5.910	5.968	6.014	6.055	6.158	6.359	6.699
Avg Life	15.206	12.474	10.849	9.804	9.044	7.619	5.854	4.233
Duration	9.506	8.389	7.670	7.172	6.785	5.971	4.833	3.655
First Pay	9/08	9/08	9/08	9/08	9/08	9/08	4/08	3/07
Last Pay	8/33	8/33	8/33	8/33	8/33	6/33	11/29	1/09

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoproj.601

MAST0308C 30 year 6.6

Cmoproj

5:12:16 pm August 27, 2003 Margarita Genis mgenis@rhino Page 1

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

3A2

12,727,272.00

1.43000

0

1.000000

1ML

1.0300

 0.40000

1.00000

8.00000

Floor

Current

Settle

Deal

WAC

WAM

Pricing

Duration

Coupon

Date

Speed

@ Px

0.00000

1.4300

08/29/03

1ML30 year

5.73

355.75

300.0PSA

99:24

1ML + 0.400000 cap: 8.000000

Price	PSA 10	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 700	PSA 1000
99:08	1.490	1.600	1.657	1.706	1.747	1.783	1.816	1.901
99:09	1.488	1.593	1.648	1.694	1.734	1.769	1.800	1.881
99:10	1.485	1.586	1.639	1.683	1.721	1.754	1.784	1.862
99:11	1.483	1.579	1.629	1.672	1.708	1.739	1.768	1.842
99:12	1.481	1.572	1.620	1.660	1.694	1.725	1.752	1.823
99:13	1.478	1.565	1.611	1.649	1.681	1.710	1.736	1.803
99:14	1.476	1.558	1.601	1.638	1.668	1.696	1.720	1.784
99:15	1.474	1.552	1.592	1.626	1.655	1.681	1.704	1.764
99:16	1.471	1.545	1.583	1.615	1.642	1.666	1.688	1.745
99:17	1.469	1.538	1.573	1.604	1.629	1.652	1.672	1.725
99:18	1.467	1.531	1.564	1.592	1.616	1.637	1.657	1.706
99:19	1.464	1.524	1.555	1.581	1.603	1.623	1.641	1.686
99:20	1.462	1.517	1.546	1.570	1.590	1.608	1.625	1.667
99:21	1.460	1.510	1.536	1.558	1.577	1.594	1.609	1.647
99:22	1.457	1.503	1.527	1.547	1.564	1.579	1.593	1.628
99:23	1.455	1.496	1.518	1.536	1.551	1.565	1.577	1.609
99:24	1.453	1.489	1.508	1.524	1.538	1.550	1.561	1.589
99:25	1.450	1.482	1.499	1.513	1.525	1.536	1.545	1.570
99:26	1.448	1.476	1.490	1.502	1.512	1.521	1.529	1.550
99:27	1.446	1.469	1.481	1.491	1.499	1.507	1.513	1.531
99:28	1.444	1.462	1.471	1.479	1.486	1.492	1.498	1.512
99:29	1.441	1.455	1.462	1.468	1.473	1.478	1.482	1.492
99:30	1.439	1.448	1.453	1.457	1.460	1.463	1.466	1.473
99:31	1.437	1.441	1.444	1.446	1.447	1.449	1.450	1.454
100:00	1.434	1.434	1.434	1.434	1.434	1.434	1.434	1.434
100:01	1.432	1.427	1.425	1.423	1.421	1.420	1.418	1.415
100:02	1.430	1.421	1.416	1.412	1.408	1.405	1.403	1.396
100:03	1.427	1.414	1.407	1.401	1.395	1.391	1.387	1.376
100:04	1.425	1.407	1.397	1.389	1.382	1.376	1.371	1.357
100:05	1.423	1.400	1.388	1.378	1.370	1.362	1.355	1.338
100:06	1.420	1.393	1.379	1.367	1.357	1.348	1.339	1.318
100:07	1.418	1.386	1.370	1.356	1.344	1.333	1.324	1.299
Avg Life	15.532	4.793	3.510	2.867	2.481	2.216	2.021	1.649
Duration	13.490	4.543	3.374	2.775	2.410	2.158	1.972	1.614
First Pay	9/03	9/03	9/03	9/03	9/03	9/03	9/03	9/03
Last Pay	5/30	5/15	4/11	5/09	4/08	9/07	3/07	5/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoproj.601

MAST0308C 30 year 6.6

Cmoproj

5:13:29 pm August 27, 2003 Margarita Genis mgenis@rhino Page 1

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

3A3

12,727,272.00

6.57000

0

1.000000

1ML

1.0300

7.60000

-1.00000

7.60000

Floor

Current

Settle

Deal

WAC

WAM

Pricing

Duration

Coupon

Date

Speed

@ Px

0.00000

6.5700

08/29/03

1ML30year

5.73

355.75

300.0PSA

8:22

Price	PSA 10	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 700	PSA 1000
8:06	91.690	80.873	74.664	68.218	61.766	55.423	49.260	32.077
8:07	91.271	80.438	74.217	67.758	61.296	54.944	48.774	31.578
8:08	90.855	80.007	73.773	67.302	60.829	54.469	48.292	31.083
8:10	90.443	79.579	73.334	66.850	60.366	53.997	47.813	30.593
8:11	90.035	79.155	72.898	66.402	59.907	53.529	47.338	30.105
8:12	89.630	78.734	72.465	65.957	59.451	53.064	46.866	29.622
8:13	89.228	78.317	72.036	65.515	58.999	52.603	46.398	29.142
8:14	88.830	77.904	71.610	65.077	58.551	52.146	45.934	28.666
8:15	88.435	77.494	71.188	64.643	58.106	51.692	45.473	28.194
8:16	88.044	77.087	70.769	64.212	57.664	51.242	45.016	27.725
8:16	87.656	76.683	70.354	63.784	57.225	50.795	44.562	27.259
8:17	87.271	76.283	69.942	63.359	56.790	50.351	44.111	26.797
8:18	86.890	75.886	69.533	62.938	56.359	49.910	43.664	26.338
8:19	86.511	75.492	69.127	62.520	55.930	49.473	43.220	25.883
8:20	86.136	75.102	68.724	62.105	55.505	49.040	42.780	25.431
8:21	85.764	74.714	68.325	61.694	55.083	48.609	42.342	24.982
8:22	85.395	74.330	67.929	61.285	54.664	48.181	41.908	24.537
8:23	85.029	73.949	67.535	60.880	54.248	47.757	41.477	24.094
8:24	84.666	73.570	67.145	60.477	53.835	47.336	41.049	23.655
8:25	84.306	73.195	66.758	60.078	53.425	46.918	40.624	23.219
8:26	83.949	72.823	66.373	59.682	53.019	46.502	40.202	22.787
8:27	83.594	72.453	65.992	59.288	52.615	46.090	39.784	22.357
8:28	83.243	72.087	65.614	58.897	52.214	45.681	39.368	21.930
8:29	82.894	71.723	65.238	58.510	51.816	45.275	38.955	21.506
8:30	82.548	71.362	64.865	58.125	51.421	44.871	38.545	21.085
8:31	82.205	71.004	64.495	57.743	51.028	44.470	38.138	20.667
9:00	81.865	70.648	64.127	57.363	50.639	44.073	37.734	20.252
9:01	81.527	70.295	63.763	56.987	50.252	43.678	37.332	19.840
9:02	81.192	69.945	63.401	56.613	49.868	43.285	36.934	19.431
9:03	80.860	69.598	63.042	56.241	49.487	42.896	36.538	19.024
9:04	80.530	69.253	62.685	55.873	49.108	42.509	36.145	18.621
9:05	80.203	68.911	62.331	55.507	48.732	42.125	35.754	18.220

Avg Life	15.532	4.793	3.510	2.867	2.481	2.216	2.021	1.649
Duration	0.971	0.932	0.904	0.876	0.855	0.838	0.825	0.804
First Pay	9/03	9/03	9/03	9/03	9/03	9/03	9/03	9/03
Last Pay	5/30	5/15	4/11	5/09	4/08	9/07	3/07	5/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoproj.601

MAST0308C 30 year 6.6

Cmoproj

5:13:44 pm August 27, 2003 Margarita Genis mgenis@rhino Page 1

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

3A4

41,252,729.00

5.25000

24

1.000000

-1.0000

Floor

Current

Settle

Deal

WAC

WAM

Pricing

Duration

Coupon

Date

Speed

@ Px

-

5.2500

08/29/03

30 year

5.73

355.75

300.0PSA

95:24

Price	PSA 10	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 700	PSA 1000
95:08	5.626	5.763	5.924	6.123	6.306	6.464	6.605	6.986
95:09	5.623	5.759	5.920	6.117	6.298	6.456	6.595	6.974
95:10	5.621	5.756	5.915	6.111	6.291	6.447	6.586	6.962
95:11	5.619	5.753	5.911	6.105	6.284	6.439	6.576	6.949
95:12	5.616	5.749	5.906	6.099	6.276	6.430	6.567	6.937
95:13	5.614	5.746	5.902	6.093	6.269	6.422	6.557	6.925
95:14	5.612	5.743	5.897	6.088	6.262	6.413	6.548	6.913
95:15	5.609	5.739	5.893	6.082	6.255	6.405	6.538	6.900
95:16	5.607	5.736	5.888	6.076	6.247	6.397	6.529	6.888
95:17	5.605	5.733	5.884	6.070	6.240	6.388	6.520	6.876
95:18	5.602	5.729	5.879	6.064	6.233	6.380	6.510	6.864
95:19	5.600	5.726	5.875	6.058	6.226	6.371	6.501	6.852
95:20	5.598	5.723	5.870	6.052	6.218	6.363	6.491	6.839
95:21	5.595	5.720	5.866	6.046	6.211	6.355	6.482	6.827
95:22	5.593	5.716	5.861	6.040	6.204	6.346	6.472	6.815
95:23	5.591	5.713	5.857	6.034	6.197	6.338	6.463	6.803
95:24	5.588	5.710	5.852	6.028	6.189	6.329	6.454	6.791
95:25	5.586	5.706	5.848	6.022	6.182	6.321	6.444	6.778
95:26	5.584	5.703	5.843	6.016	6.175	6.313	6.435	6.766
95:27	5.582	5.700	5.839	6.011	6.168	6.304	6.425	6.754
95:28	5.579	5.696	5.835	6.005	6.160	6.296	6.416	6.742
95:29	5.577	5.693	5.830	5.999	6.153	6.287	6.407	6.730
95:30	5.575	5.690	5.826	5.993	6.146	6.279	6.397	6.718
95:31	5.572	5.686	5.821	5.987	6.139	6.271	6.388	6.706
96:00	5.570	5.683	5.817	5.981	6.132	6.262	6.378	6.693
96:01	5.568	5.680	5.812	5.975	6.124	6.254	6.369	6.681
96:02	5.565	5.677	5.808	5.969	6.117	6.246	6.360	6.669
96:03	5.563	5.673	5.803	5.963	6.110	6.237	6.350	6.657
96:04	5.561	5.670	5.799	5.957	6.103	6.229	6.341	6.645
96:05	5.558	5.667	5.794	5.952	6.096	6.221	6.332	6.633
96:06	5.556	5.663	5.790	5.946	6.088	6.212	6.322	6.621
96:07	5.554	5.660	5.786	5.940	6.081	6.204	6.313	6.609
Avg Life	27.886	14.709	9.611	6.754	5.322	4.497	3.955	2.982
Duration	14.022	9.831	7.262	5.494	4.491	3.876	3.455	2.669
First Pay	5/30	5/15	4/11	5/09	4/08	9/07	3/07	5/06
Last Pay	9/32	9/22	5/16	12/11	11/09	9/08	1/08	11/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoproj.601

MAST0308C 30 year 6.6

Cmoproj

5:13:59 pm August 27, 2003 Margarita Genis mgenis@rhino Page 1

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

3A5

20,000,000.00

5.25000

24

1.000000

-1.0000

Floor

Current

Settle

Deal

WAC

WAM

Pricing

Duration

Coupon

Date

Speed

@ Px

-

5.2500

08/29/03

30 year

5.73

355.75

300.0PSA

100:00

Price	PSA 10	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 700	PSA 1000
99:16	5.319	5.320	5.322	5.326	5.334	5.340	5.345	5.357
99:17	5.317	5.318	5.319	5.323	5.329	5.333	5.337	5.347
99:18	5.314	5.315	5.316	5.319	5.323	5.327	5.329	5.336
99:19	5.312	5.312	5.313	5.315	5.318	5.320	5.322	5.326
99:20	5.310	5.310	5.310	5.311	5.312	5.313	5.314	5.316
99:21	5.307	5.307	5.307	5.307	5.307	5.306	5.306	5.306
99:22	5.305	5.305	5.304	5.303	5.301	5.300	5.298	5.295
99:23	5.303	5.302	5.301	5.299	5.296	5.293	5.291	5.285
99:24	5.300	5.299	5.298	5.295	5.290	5.286	5.283	5.275
99:25	5.298	5.297	5.295	5.291	5.285	5.279	5.275	5.265
99:26	5.295	5.294	5.292	5.287	5.279	5.273	5.268	5.255
99:27	5.293	5.292	5.289	5.284	5.274	5.266	5.260	5.244
99:28	5.291	5.289	5.286	5.280	5.268	5.259	5.252	5.234
99:29	5.288	5.286	5.283	5.276	5.263	5.253	5.244	5.224
99:30	5.286	5.284	5.280	5.272	5.257	5.246	5.237	5.214
99:31	5.284	5.281	5.277	5.268	5.252	5.239	5.229	5.203
100:00	5.281	5.279	5.274	5.264	5.246	5.233	5.221	5.193
100:01	5.279	5.276	5.270	5.260	5.241	5.226	5.213	5.183
100:02	5.277	5.273	5.267	5.256	5.235	5.219	5.206	5.173
100:03	5.274	5.271	5.264	5.253	5.230	5.212	5.198	5.163
100:04	5.272	5.268	5.261	5.249	5.224	5.206	5.190	5.153
100:05	5.270	5.266	5.258	5.245	5.219	5.199	5.183	5.142
100:06	5.267	5.263	5.255	5.241	5.213	5.192	5.175	5.132
100:07	5.265	5.260	5.252	5.237	5.208	5.186	5.167	5.122
100:08	5.262	5.258	5.249	5.233	5.202	5.179	5.160	5.112
100:09	5.260	5.255	5.246	5.229	5.197	5.172	5.152	5.102
100:10	5.258	5.253	5.243	5.225	5.191	5.166	5.144	5.091
100:11	5.255	5.250	5.240	5.222	5.186	5.159	5.137	5.081
100:12	5.253	5.248	5.237	5.218	5.180	5.152	5.129	5.071
100:13	5.251	5.245	5.234	5.214	5.175	5.146	5.121	5.061
100:14	5.248	5.242	5.231	5.210	5.169	5.139	5.114	5.051
100:15	5.246	5.240	5.228	5.206	5.164	5.132	5.106	5.041
Avg Life	25.284	20.616	15.650	11.007	6.930	5.473	4.661	3.414
Duration	13.208	11.995	10.213	8.022	5.664	4.643	4.037	3.052
First Pay	9/06	9/06	9/06	9/06	9/06	9/06	9/06	9/06
Last Pay	8/33	8/33	8/33	8/33	4/12	9/09	8/08	3/07

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoproj.601				MAST0308C	30 year 6.6

Bond	Balance	Coupon	Delay	Factor Index	Value	Reset Multiplier	Cap
3A6	270,271.00	0.00000	24	1.000000	-1.0000	- -

Floor	Current Coupon	Settle Date	Deal	WAC WAM	Pricing Speed	Duration @ Px
-	0.0000	08/29/03	30 year	5.73	300.0PSA	30:00

Cap

Cmoproj

5:14:10 pm August 27, 2003 Margarita Genis mgenis@rhino Page

Price	PSA 10	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 700	PSA 1000
29:16	5.263	6.379	8.394	12.034	18.573	23.677	28.024	39.185
29:17	5.258	6.373	8.386	12.022	18.556	23.655	27.998	39.147
29:18	5.253	6.367	8.378	12.011	18.539	23.633	27.972	39.110
29:19	5.248	6.361	8.370	12.000	18.522	23.612	27.946	39.073
29:20	5.243	6.355	8.363	11.989	18.506	23.590	27.920	39.036
29:21	5.238	6.349	8.355	11.977	18.489	23.568	27.894	38.999
29:22	5.232	6.343	8.347	11.966	18.472	23.547	27.868	38.962
29:23	5.227	6.337	8.339	11.955	18.455	23.525	27.843	38.926
29:24	5.222	6.331	8.331	11.944	18.438	23.503	27.817	38.889
29:25	5.217	6.325	8.323	11.933	18.421	23.482	27.791	38.852
29:26	5.212	6.319	8.316	11.921	18.404	23.460	27.765	38.815
29:27	5.207	6.313	8.308	11.910	18.388	23.439	27.740	38.778
29:28	5.202	6.307	8.300	11.899	18.371	23.417	27.714	38.742
29:29	5.197	6.301	8.292	11.888	18.354	23.396	27.688	38.705
29:30	5.192	6.295	8.285	11.877	18.337	23.374	27.663	38.669
29:31	5.187	6.289	8.277	11.866	18.321	23.353	27.637	38.632
30:00	5.182	6.283	8.269	11.855	18.304	23.331	27.612	38.596
30:01	5.177	6.277	8.262	11.844	18.287	23.310	27.586	38.559
30:02	5.172	6.271	8.254	11.833	18.271	23.289	27.561	38.523
30:03	5.167	6.265	8.246	11.822	18.254	23.267	27.535	38.487
30:04	5.163	6.259	8.238	11.811	18.237	23.246	27.510	38.450
30:05	5.158	6.253	8.231	11.800	18.221	23.225	27.485	38.414
30:06	5.153	6.248	8.223	11.789	18.204	23.204	27.459	38.378
30:07	5.148	6.242	8.215	11.778	18.188	23.182	27.434	38.342
30:08	5.143	6.236	8.208	11.767	18.171	23.161	27.409	38.306
30:09	5.138	6.230	8.200	11.756	18.155	23.140	27.383	38.269
30:10	5.133	6.224	8.192	11.745	18.138	23.119	27.358	38.233
30:11	5.128	6.218	8.185	11.734	18.122	23.098	27.333	38.197
30:12	5.123	6.212	8.177	11.723	18.105	23.076	27.308	38.161
30:13	5.118	6.207	8.170	11.712	18.089	23.055	27.283	38.126
30:14	5.113	6.201	8.162	11.701	18.072	23.034	27.258	38.090
30:15	5.108	6.195	8.154	11.690	18.056	23.013	27.233	38.054
Avg Life	25.284	20.616	15.650	11.007	6.930	5.473	4.661	3.414
Duration	20.933	17.597	13.494	9.406	6.244	4.870	4.084	2.858
First Pay	9/06	9/06	9/06	9/06	9/06	9/06	9/06	9/06
Last Pay	8/33	8/33	8/33	8/33	4/12	9/09	8/08	3/07

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoproj.599

MAST0308C 30 year 6.6

Cmoproj

5:53:20 pm August 13, 2003 Margarita Genis mgenis@rhino Page 1

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

3A7 93,714,728.00 5.25000 24 1.000000

-1.0000

Floor

Current

Settle

Deal

WAC

WAM

Pricing

Duration

Coupon

Date

Speed

@ Px

-

5.2500

08/29/03

30 year

5.73

355.75

300.0PSA

98:20

5.2500 Price	08/29/03 30 PSA 100	year 5.73 PSA 200	355.75 PSA 300	300.0PSA PSA 400	98:20 PSA 500	PSA 600	PSA 750	PSA 1000
98:04	5.569	5.695	5.812	5.911	5.995	6.071	6.171	6.315
98:05	5.563	5.687	5.801	5.898	5.981	6.055	6.153	6.294
98:06	5.558	5.679	5.791	5.886	5.967	6.039	6.135	6.273
98:07	5.552	5.671	5.781	5.873	5.953	6.023	6.117	6.252
98:08	5.547	5.663	5.770	5.861	5.938	6.007	6.099	6.231
98:09	5.542	5.655	5.760	5.848	5.924	5.992	6.082	6.210
98:10	5.536	5.647	5.749	5.836	5.910	5.976	6.064	6.190
98:11	5.531	5.639	5.739	5.823	5.896	5.960	6.046	6.169
98:12	5.525	5.631	5.728	5.811	5.882	5.944	6.028	6.148
98:13	5.520	5.623	5.718	5.798	5.867	5.929	6.010	6.127
98:14	5.515	5.615	5.708	5.786	5.853	5.913	5.992	6.106
98:15	5.509	5.607	5.697	5.774	5.839	5.897	5.975	6.086
98:16	5.504	5.599	5.687	5.761	5.825	5.881	5.957	6.065
98:17	5.498	5.591	5.676	5.749	5.811	5.866	5.939	6.044
98:18	5.493	5.583	5.666	5.736	5.796	5.850	5.921	6.023
98:19	5.488	5.575	5.656	5.724	5.782	5.834	5.903	6.003
98:20	5.482	5.567	5.645	5.711	5.768	5.819	5.886	5.982
98:21	5.477	5.559	5.635	5.699	5.754	5.803	5.868	5.961
98:22	5.472	5.551	5.625	5.687	5.740	5.787	5.850	5.940
98:23	5.466	5.543	5.614	5.674	5.726	5.772	5.832	5.920
98:24	5.461	5.535	5.604	5.662	5.712	5.756	5.815	5.899
98:25	5.456	5.527	5.594	5.650	5.698	5.740	5.797	5.878
98:26	5.450	5.519	5.583	5.637	5.683	5.725	5.779	5.858
98:27	5.445	5.511	5.573	5.625	5.669	5.709	5.762	5.837
98:28	5.439	5.504	5.562	5.612	5.655	5.693	5.744	5.816
98:29	5.434	5.496	5.552	5.600	5.641	5.678	5.726	5.796
98:30	5.429	5.488	5.542	5.588	5.627	5.662	5.709	5.775
98:31	5.423	5.480	5.532	5.575	5.613	5.646	5.691	5.755
99:00	5.418	5.472	5.521	5.563	5.599	5.631	5.673	5.734
99:01	5.413	5.464	5.511	5.551	5.585	5.615	5.656	5.713
99:02	5.407	5.456	5.501	5.538	5.571	5.600	5.638	5.693
99:03	5.402	5.448	5.490	5.526	5.557	5.584	5.620	5.672
Avg Life	7.950	4.793	3.510	2.867	2.481	2.216	1.941	1.649
Duration	5.878	3.957	3.042	2.544	2.231	2.011	1.777	1.523
First Pay	9/03	9/03	9/03	9/03	9/03	9/03	9/03	9/03
Last Pay	12/22	5/15	4/11	5/09	4/08	9/07	1/07	5/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoproj.599

MAST0308C 30 year 6.6

Cmoproj

5:54:01 pm August 13, 2003 Margarita Genis mgenis@rhino Page 1

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

3A8 23,000,000.00 5.25000 24 1.000000

-1.0000

Floor

Current

Settle

Deal

WAC

WAM

Pricing

Duration

Coupon

Date

Speed

@ Px

-

5.2500

08/29/03

30 year

5.73

355.75

300.0PSA

99:14

Price	PSA 100	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 750	PSA 1000
98:30	5.441	5.507	5.564	5.611	5.652	5.688	5.735	5.804
98:31	5.435	5.498	5.553	5.598	5.636	5.671	5.716	5.782
99:00	5.429	5.490	5.541	5.584	5.621	5.654	5.698	5.760
99:01	5.423	5.481	5.530	5.571	5.606	5.637	5.679	5.738
99:02	5.417	5.472	5.519	5.558	5.591	5.621	5.660	5.717
99:03	5.412	5.463	5.508	5.544	5.576	5.604	5.641	5.695
99:04	5.406	5.455	5.496	5.531	5.561	5.587	5.622	5.673
99:05	5.400	5.446	5.485	5.518	5.546	5.570	5.604	5.651
99:06	5.394	5.437	5.474	5.504	5.531	5.554	5.585	5.629
99:07	5.388	5.428	5.463	5.491	5.515	5.537	5.566	5.607
99:08	5.382	5.419	5.451	5.478	5.500	5.520	5.547	5.586
99:09	5.376	5.411	5.440	5.464	5.485	5.504	5.528	5.564
99:10	5.371	5.402	5.429	5.451	5.470	5.487	5.510	5.542
99:11	5.365	5.393	5.418	5.438	5.455	5.470	5.491	5.520
99:12	5.359	5.384	5.406	5.424	5.440	5.454	5.472	5.499
99:13	5.353	5.376	5.395	5.411	5.425	5.437	5.453	5.477
99:14	5.347	5.367	5.384	5.398	5.410	5.421	5.435	5.455
99:15	5.341	5.358	5.373	5.385	5.395	5.404	5.416	5.433
99:16	5.336	5.350	5.361	5.371	5.380	5.387	5.397	5.412
99:17	5.330	5.341	5.350	5.358	5.365	5.371	5.379	5.390
99:18	5.324	5.332	5.339	5.345	5.350	5.354	5.360	5.368
99:19	5.318	5.323	5.328	5.332	5.335	5.338	5.341	5.347
99:20	5.312	5.315	5.317	5.318	5.320	5.321	5.323	5.325
99:21	5.307	5.306	5.305	5.305	5.305	5.304	5.304	5.303
99:22	5.301	5.297	5.294	5.292	5.290	5.288	5.285	5.282
99:23	5.295	5.289	5.283	5.279	5.275	5.271	5.267	5.260
99:24	5.289	5.280	5.272	5.265	5.260	5.255	5.248	5.238
99:25	5.283	5.271	5.261	5.252	5.245	5.238	5.229	5.217
99:26	5.278	5.263	5.250	5.239	5.230	5.222	5.211	5.195
99:27	5.272	5.254	5.238	5.226	5.215	5.205	5.192	5.174
99:28	5.266	5.245	5.227	5.213	5.200	5.189	5.174	5.152
99:29	5.260	5.236	5.216	5.199	5.185	5.172	5.155	5.130
Avg Life	6.963	4.220	3.163	2.622	2.288	2.056	1.812	1.549
Duration	5.370	3.584	2.791	2.357	2.080	1.883	1.673	1.441
First Pay	9/03	9/03	9/03	9/03	9/03	9/03	9/03	9/03
Last Pay	10/19	12/12	12/09	7/08	9/07	3/07	9/06	2/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoproj.601

MAST0308C 30 year 6.6

Cmoproj

5:14:31 pm August 27, 2003 Margarita Genis mgenis@rhino Page 1

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

3A9 1,000,000.00 5.25000 24 1.000000

-1.0000

Floor

Current

Settle

Deal

WAC

WAM

Pricing

Duration

Coupon

Date

Speed

@ Px

-

5.2500

08/29/03

30 year

5.73

355.75

300.0PSA

98:20

Price	PSA 10	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 700	PSA 1000
98:04	5.475	5.737	5.860	5.961	6.048	6.126	6.196	6.377
98:05	5.471	5.729	5.848	5.947	6.033	6.109	6.177	6.355
98:06	5.468	5.720	5.837	5.934	6.017	6.092	6.159	6.332
98:07	5.464	5.711	5.825	5.920	6.002	6.075	6.141	6.310
98:08	5.461	5.702	5.814	5.907	5.987	6.058	6.122	6.288
98:09	5.457	5.693	5.802	5.893	5.972	6.041	6.104	6.266
98:10	5.454	5.684	5.791	5.880	5.956	6.024	6.085	6.244
98:11	5.450	5.675	5.780	5.866	5.941	6.007	6.067	6.222
98:12	5.447	5.666	5.768	5.853	5.926	5.990	6.049	6.200
98:13	5.444	5.657	5.757	5.839	5.910	5.973	6.030	6.178
98:14	5.440	5.649	5.745	5.826	5.895	5.956	6.012	6.156
98:15	5.437	5.640	5.734	5.812	5.880	5.940	5.994	6.134
98:16	5.433	5.631	5.723	5.799	5.865	5.923	5.975	6.112
98:17	5.430	5.622	5.711	5.785	5.849	5.906	5.957	6.089
98:18	5.426	5.613	5.700	5.772	5.834	5.889	5.939	6.067
98:19	5.423	5.604	5.689	5.759	5.819	5.872	5.921	6.045
98:20	5.419	5.595	5.677	5.745	5.804	5.855	5.902	6.023
98:21	5.416	5.587	5.666	5.732	5.788	5.839	5.884	6.001
98:22	5.413	5.578	5.655	5.718	5.773	5.822	5.866	5.979
98:23	5.409	5.569	5.643	5.705	5.758	5.805	5.848	5.958
98:24	5.406	5.560	5.632	5.691	5.743	5.788	5.829	5.936
98:25	5.402	5.551	5.621	5.678	5.727	5.771	5.811	5.914
98:26	5.399	5.542	5.609	5.665	5.712	5.755	5.793	5.892
98:27	5.395	5.534	5.598	5.651	5.697	5.738	5.775	5.870
98:28	5.392	5.525	5.587	5.638	5.682	5.721	5.756	5.848
98:29	5.389	5.516	5.575	5.624	5.667	5.704	5.738	5.826
98:30	5.385	5.507	5.564	5.611	5.652	5.688	5.720	5.804
98:31	5.382	5.498	5.553	5.598	5.636	5.671	5.702	5.782
99:00	5.378	5.490	5.541	5.584	5.621	5.654	5.684	5.760
99:01	5.375	5.481	5.530	5.571	5.606	5.637	5.666	5.738
99:02	5.372	5.472	5.519	5.558	5.591	5.621	5.647	5.717
99:03	5.368	5.463	5.508	5.544	5.576	5.604	5.629	5.695
Avg Life	14.473	4.220	3.163	2.622	2.288	2.056	1.883	1.549
Duration	9.189	3.569	2.780	2.348	2.072	1.875	1.727	1.435
First Pay	9/03	9/03	9/03	9/03	9/03	9/03	9/03	9/03
Last Pay	10/28	12/12	12/09	7/08	9/07	3/07	10/06	2/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoproj.599

MAST0308D 30 year 4.5

Cmoproj

5:56:52 pm August 13, 2003 Margarita Genis mgenis@rhino Page 1

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A1 6,000,000.14 4.50000 24 1.000000

-1.0000

Floor

Current

Settle

Deal

WAC

WAM

Pricing

Duration

Coupon

Date

Speed

@ Px

-

4.5000

08/29/03

30 year

5.27

178.00

300.0PSA

98:26

Price	PSA 100	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 750	PSA 1000
98:10	4.806	4.861	4.919	4.977	5.036	5.094	5.179	5.314
98:11	4.800	4.854	4.910	4.967	5.024	5.081	5.164	5.297
98:12	4.794	4.847	4.902	4.957	5.013	5.068	5.150	5.279
98:13	4.788	4.840	4.893	4.947	5.002	5.056	5.135	5.261
98:14	4.782	4.832	4.884	4.938	4.991	5.043	5.121	5.244
98:15	4.776	4.825	4.876	4.928	4.979	5.031	5.106	5.226
98:16	4.770	4.818	4.867	4.918	4.968	5.018	5.092	5.209
98:17	4.764	4.811	4.859	4.908	4.957	5.006	5.077	5.191
98:18	4.758	4.803	4.850	4.898	4.946	4.993	5.063	5.174
98:19	4.752	4.796	4.842	4.888	4.935	4.981	5.049	5.156
98:20	4.746	4.789	4.833	4.878	4.923	4.968	5.034	5.139
98:21	4.740	4.782	4.825	4.868	4.912	4.956	5.020	5.121
98:22	4.735	4.774	4.816	4.859	4.901	4.943	5.005	5.104
98:23	4.729	4.767	4.808	4.849	4.890	4.931	4.991	5.086
98:24	4.723	4.760	4.799	4.839	4.879	4.918	4.976	5.069
98:25	4.717	4.753	4.791	4.829	4.868	4.906	4.962	5.051
98:26	4.711	4.746	4.782	4.819	4.856	4.893	4.948	5.034
98:27	4.705	4.738	4.774	4.809	4.845	4.881	4.933	5.017
98:28	4.699	4.731	4.765	4.800	4.834	4.869	4.919	4.999
98:29	4.693	4.724	4.757	4.790	4.823	4.856	4.905	4.982
98:30	4.687	4.717	4.748	4.780	4.812	4.844	4.890	4.964
98:31	4.681	4.710	4.740	4.770	4.801	4.831	4.876	4.947
99:00	4.675	4.702	4.731	4.760	4.790	4.819	4.862	4.930
99:01	4.669	4.695	4.723	4.751	4.779	4.806	4.847	4.912
99:02	4.663	4.688	4.714	4.741	4.768	4.794	4.833	4.895
99:03	4.657	4.681	4.706	4.731	4.756	4.782	4.819	4.877
99:04	4.651	4.674	4.697	4.721	4.745	4.769	4.804	4.860
99:05	4.645	4.667	4.689	4.712	4.734	4.757	4.790	4.843
99:06	4.639	4.659	4.680	4.702	4.723	4.744	4.776	4.825
99:07	4.633	4.652	4.672	4.692	4.712	4.732	4.761	4.808
99:08	4.627	4.645	4.663	4.682	4.701	4.720	4.747	4.791
99:09	4.621	4.638	4.655	4.672	4.690	4.707	4.733	4.773
Avg Life	6.575	5.296	4.384	3.720	3.224	2.846	2.426	1.965
Duration	5.282	4.372	3.706	3.208	2.828	2.530	2.192	1.807
First Pay	9/03	9/03	9/03	9/03	9/03	9/03	9/03	9/03
Last Pay	6/18	6/18	6/18	6/18	6/18	6/18	6/18	11/09

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoproj.599

MAST0308D 30 year 4.5

Cmoproj

5:57:13 pm August 13, 2003 Margarita Genis mgenis@rhino Page 1

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

4A2 6,000,000.00 4.75000 24 1.000000

-1.0000

Floor

Current

Settle

Deal

WAC

WAM

Pricing

Duration

Coupon

Date

Speed

@ Px

-

4.7500

08/29/03

30 year

5.27

178.00

300.0PSA

99:12

4.7500 Price	08/29/03 30 PSA 100	year 5.27 PSA 200	178.00 PSA 300	300.0PSA PSA 400	99:12 PSA 500	PSA 600	PSA 750	PSA 1000
98:28	4.952	4.984	5.017	5.051	5.085	5.119	5.168	5.247
98:29	4.946	4.977	5.009	5.041	5.074	5.106	5.154	5.229
98:30	4.940	4.969	5.000	5.031	5.063	5.094	5.139	5.212
98:31	4.934	4.962	4.992	5.022	5.051	5.081	5.125	5.194
99:00	4.928	4.955	4.983	5.012	5.040	5.069	5.110	5.177
99:01	4.922	4.948	4.974	5.002	5.029	5.056	5.096	5.159
99:02	4.916	4.940	4.966	4.992	5.018	5.044	5.082	5.142
99:03	4.910	4.933	4.957	4.982	5.007	5.031	5.067	5.124
99:04	4.904	4.926	4.949	4.972	4.996	5.019	5.053	5.107
99:05	4.898	4.919	4.940	4.962	4.984	5.006	5.038	5.090
99:06	4.892	4.912	4.932	4.953	4.973	4.994	5.024	5.072
99:07	4.886	4.904	4.923	4.943	4.962	4.981	5.010	5.055
99:08	4.880	4.897	4.915	4.933	4.951	4.969	4.995	5.037
99:09	4.874	4.890	4.906	4.923	4.940	4.957	4.981	5.020
99:10	4.868	4.883	4.898	4.913	4.929	4.944	4.967	5.003
99:11	4.862	4.875	4.889	4.903	4.918	4.932	4.952	4.985
99:12	4.856	4.868	4.881	4.894	4.907	4.919	4.938	4.968
99:13	4.850	4.861	4.872	4.884	4.895	4.907	4.924	4.951
99:14	4.844	4.854	4.864	4.874	4.884	4.895	4.909	4.933
99:15	4.838	4.847	4.855	4.864	4.873	4.882	4.895	4.916
99:16	4.832	4.839	4.847	4.855	4.862	4.870	4.881	4.899
99:17	4.826	4.832	4.838	4.845	4.851	4.857	4.867	4.881
99:18	4.820	4.825	4.830	4.835	4.840	4.845	4.852	4.864
99:19	4.814	4.818	4.821	4.825	4.829	4.833	4.838	4.847
99:20	4.808	4.811	4.813	4.815	4.818	4.820	4.824	4.829
99:21	4.802	4.803	4.805	4.806	4.807	4.808	4.810	4.812
99:22	4.796	4.796	4.796	4.796	4.796	4.796	4.795	4.795
99:23	4.790	4.789	4.788	4.786	4.785	4.783	4.781	4.778
99:24	4.785	4.782	4.779	4.776	4.774	4.771	4.767	4.760
99:25	4.779	4.775	4.771	4.767	4.763	4.759	4.753	4.743
99:26	4.773	4.768	4.762	4.757	4.752	4.746	4.738	4.726
99:27	4.767	4.760	4.754	4.747	4.741	4.734	4.724	4.709
Avg Life	6.575	5.296	4.384	3.720	3.224	2.846	2.426	1.965
Duration	5.241	4.346	3.689	3.197	2.820	2.525	2.189	1.806
First Pay	9/03	9/03	9/03	9/03	9/03	9/03	9/03	9/03
Last Pay	6/18	6/18	6/18	6/18	6/18	6/18	6/18	11/09

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoproj.599

MAST0308E 30 year 5.6

Cmoproj

6:00:57 pm August 13, 2003 Margarita Genis mgenis@rhino Page 1

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

5A1 29,732,566.00 5.25000 24 1.000000

-1.0000

Floor

Current

Settle

Deal

WAC

WAM

Pricing

Duration

Coupon

Date

Speed

@ Px

-

5.2500

08/29/03

30 year

5.72

237.02

325.0PSA

99:26

Price	PSA 100	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 750	PSA 1000
99:10	5.363	5.378	5.393	5.408	5.423	5.437	5.459	5.492
99:11	5.358	5.371	5.385	5.398	5.412	5.425	5.445	5.475
99:12	5.353	5.365	5.377	5.389	5.401	5.413	5.431	5.458
99:13	5.348	5.358	5.369	5.380	5.391	5.401	5.417	5.441
99:14	5.343	5.352	5.361	5.371	5.380	5.389	5.403	5.424
99:15	5.337	5.345	5.353	5.361	5.369	5.377	5.389	5.406
99:16	5.332	5.339	5.345	5.352	5.359	5.365	5.375	5.389
99:17	5.327	5.332	5.338	5.343	5.348	5.353	5.361	5.372
99:18	5.322	5.326	5.330	5.334	5.337	5.341	5.347	5.355
99:19	5.317	5.319	5.322	5.324	5.327	5.329	5.333	5.338
99:20	5.312	5.313	5.314	5.315	5.316	5.317	5.319	5.321
99:21	5.307	5.306	5.306	5.306	5.306	5.305	5.305	5.304
99:22	5.302	5.300	5.298	5.297	5.295	5.293	5.291	5.287
99:23	5.297	5.294	5.290	5.287	5.284	5.281	5.277	5.270
99:24	5.291	5.287	5.283	5.278	5.274	5.269	5.263	5.253
99:25	5.286	5.281	5.275	5.269	5.263	5.258	5.249	5.236
99:26	5.281	5.274	5.267	5.260	5.253	5.246	5.235	5.219
99:27	5.276	5.268	5.259	5.251	5.242	5.234	5.222	5.202
99:28	5.271	5.261	5.251	5.241	5.231	5.222	5.208	5.185
99:29	5.266	5.255	5.244	5.232	5.221	5.210	5.194	5.169
99:30	5.261	5.249	5.236	5.223	5.210	5.198	5.180	5.152
99:31	5.256	5.242	5.228	5.214	5.200	5.186	5.166	5.135
100:00	5.251	5.236	5.220	5.205	5.189	5.174	5.152	5.118
100:01	5.246	5.229	5.212	5.195	5.179	5.162	5.138	5.101
100:02	5.241	5.223	5.205	5.186	5.168	5.150	5.125	5.084
100:03	5.236	5.216	5.197	5.177	5.158	5.138	5.111	5.067
100:04	5.230	5.210	5.189	5.168	5.147	5.127	5.097	5.050
100:05	5.225	5.204	5.181	5.159	5.137	5.115	5.083	5.033
100:06	5.220	5.197	5.174	5.150	5.126	5.103	5.069	5.016
100:07	5.215	5.191	5.166	5.140	5.115	5.091	5.055	5.000
100:08	5.210	5.185	5.158	5.131	5.105	5.079	5.042	4.983
100:09	5.205	5.178	5.150	5.122	5.094	5.067	5.028	4.966
Avg Life	8.315	6.239	4.921	4.043	3.432	2.988	2.513	2.014
Duration	6.127	4.848	3.988	3.386	2.946	2.614	2.245	1.838
First Pay	9/03	9/03	9/03	9/03	9/03	9/03	9/03	9/03
Last Pay	6/23	6/23	6/23	6/23	6/23	6/23	6/23	10/09

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoproj.601

MAST0308E 30 year 5.6

Cmoproj

5:18:24 pm August 27, 2003 Margarita Genis mgenis@rhino Page 1

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

5A2 1,564,872.86 5.25000 24 1.000000

-1.0000

Floor

Current

Settle

Deal

WAC

WAM

Pricing

Duration

Coupon

Date

Speed

@ Px

-

5.2500

08/29/03

30 year

5.72

237.02

325.0PSA

97:24

Price	PSA 100	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 700	PSA 1000
97:08	5.708	5.814	5.923	6.032	6.140	6.245	6.348	6.640
97:09	5.702	5.807	5.915	6.023	6.129	6.233	6.334	6.622
97:10	5.697	5.800	5.906	6.013	6.118	6.221	6.321	6.604
97:11	5.692	5.793	5.898	6.003	6.107	6.208	6.307	6.587
97:12	5.686	5.787	5.890	5.994	6.096	6.196	6.293	6.569
97:13	5.681	5.780	5.882	5.984	6.085	6.183	6.279	6.551
97:14	5.676	5.773	5.874	5.974	6.074	6.171	6.265	6.534
97:15	5.670	5.767	5.866	5.965	6.063	6.158	6.252	6.516
97:16	5.665	5.760	5.857	5.955	6.052	6.146	6.238	6.499
97:17	5.660	5.753	5.849	5.946	6.041	6.134	6.224	6.481
97:18	5.655	5.746	5.841	5.936	6.030	6.121	6.210	6.463
97:19	5.649	5.740	5.833	5.926	6.019	6.109	6.197	6.446
97:20	5.644	5.733	5.825	5.917	6.008	6.096	6.183	6.428
97:21	5.639	5.726	5.817	5.907	5.997	6.084	6.169	6.411
97:22	5.633	5.720	5.809	5.898	5.986	6.072	6.155	6.393
97:23	5.628	5.713	5.801	5.888	5.975	6.059	6.142	6.375
97:24	5.623	5.706	5.792	5.879	5.964	6.047	6.128	6.358
97:25	5.618	5.700	5.784	5.869	5.953	6.035	6.114	6.340
97:26	5.612	5.693	5.776	5.860	5.942	6.022	6.101	6.323
97:27	5.607	5.686	5.768	5.850	5.931	6.010	6.087	6.305
97:28	5.602	5.680	5.760	5.841	5.920	5.998	6.073	6.288
97:29	5.597	5.673	5.752	5.831	5.909	5.985	6.060	6.270
97:30	5.591	5.666	5.744	5.821	5.898	5.973	6.046	6.253
97:31	5.586	5.660	5.736	5.812	5.887	5.961	6.032	6.235
98:00	5.581	5.653	5.728	5.802	5.876	5.948	6.019	6.218
98:01	5.576	5.647	5.720	5.793	5.865	5.936	6.005	6.200
98:02	5.570	5.640	5.712	5.783	5.854	5.924	5.991	6.183
98:03	5.565	5.633	5.704	5.774	5.843	5.911	5.978	6.165
98:04	5.560	5.627	5.696	5.764	5.833	5.899	5.964	6.148
98:05	5.555	5.620	5.687	5.755	5.822	5.887	5.950	6.131
98:06	5.549	5.613	5.679	5.746	5.811	5.875	5.937	6.113
98:07	5.544	5.607	5.671	5.736	5.800	5.862	5.923	6.096
Avg Life	8.315	6.239	4.921	4.043	3.432	2.988	2.652	2.014
Duration	6.044	4.775	3.927	3.334	2.903	2.577	2.322	1.815
First Pay	9/03	9/03	9/03	9/03	9/03	9/03	9/03	9/03
Last Pay	6/23	6/23	6/23	6/23	6/23	6/23	4/23	10/09

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoproj.599

MAST0308F 30 year 5.8

Cmoproj

6:02:25 pm August 13, 2003 Margarita Genis mgenis@rhino Page 1

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

6A1 17,007,075.73 5.50000 24 1.000000

-1.0000

Floor

Current

Settle

Deal

WAC

WAM

Pricing

Duration

Coupon

Date

Speed

@ Px

-

5.5000

08/29/03

30 year

6.00

353.12

325.OPSA

102:15

Price	PSA 100	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 750	PSA 1000
101:31	5.250	5.143	5.035	4.929	4.828	4.729	4.589	4.383
102:00	5.246	5.137	5.028	4.921	4.818	4.718	4.576	4.367
102:01	5.242	5.132	5.021	4.913	4.808	4.708	4.563	4.352
102:02	5.238	5.126	5.014	4.905	4.799	4.697	4.550	4.336
102:03	5.234	5.121	5.007	4.896	4.789	4.686	4.537	4.321
102:04	5.230	5.115	5.000	4.888	4.779	4.675	4.525	4.305
102:05	5.225	5.110	4.993	4.880	4.770	4.664	4.512	4.290
102:06	5.221	5.104	4.986	4.871	4.760	4.653	4.499	4.274
102:07	5.217	5.099	4.979	4.863	4.751	4.642	4.486	4.259
102:08	5.213	5.093	4.973	4.855	4.741	4.631	4.474	4.243
102:09	5.209	5.088	4.966	4.847	4.731	4.620	4.461	4.228
102:10	5.205	5.082	4.959	4.838	4.722	4.609	4.448	4.212
102:11	5.201	5.077	4.952	4.830	4.712	4.598	4.435	4.197
102:12	5.197	5.071	4.945	4.822	4.703	4.588	4.423	4.182
102:13	5.193	5.066	4.938	4.813	4.693	4.577	4.410	4.166
102:14	5.189	5.060	4.931	4.805	4.683	4.566	4.397	4.151
102:15	5.185	5.055	4.924	4.797	4.674	4.555	4.384	4.135
102:16	5.181	5.049	4.918	4.789	4.664	4.544	4.372	4.120
102:17	5.176	5.044	4.911	4.781	4.655	4.533	4.359	4.104
102:18	5.172	5.038	4.904	4.772	4.645	4.522	4.346	4.089
102:19	5.168	5.033	4.897	4.764	4.635	4.512	4.334	4.074
102:20	5.164	5.028	4.890	4.756	4.626	4.501	4.321	4.058
102:21	5.160	5.022	4.883	4.748	4.616	4.490	4.308	4.043
102:22	5.156	5.017	4.876	4.739	4.607	4.479	4.296	4.028
102:23	5.152	5.011	4.870	4.731	4.597	4.468	4.283	4.012
102:24	5.148	5.006	4.863	4.723	4.588	4.457	4.270	3.997
102:25	5.144	5.000	4.856	4.715	4.578	4.447	4.258	3.982
102:26	5.140	4.995	4.849	4.707	4.569	4.436	4.245	3.966
102:27	5.136	4.989	4.842	4.698	4.559	4.425	4.232	3.951
102:28	5.132	4.984	4.835	4.690	4.550	4.414	4.220	3.936
102:29	5.128	4.979	4.829	4.682	4.540	4.403	4.207	3.920
102:30	5.124	4.973	4.822	4.674	4.531	4.393	4.194	3.905
Avg Life	11.102	7.460	5.538	4.407	3.677	3.170	2.648	2.141
Duration	7.453	5.554	4.420	3.683	3.171	2.795	2.389	1.971
First Pay	9/03	9/03	9/03	9/03	9/03	9/03	9/03	9/03
Last Pay	8/33	8/33	8/33	8/33	8/33	1/33	10/27	11/08

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoproj.599

MAST0308G 30 year 5.3

Cmoproj

6:06:33 pm August 13, 2003 Margarita Genis mgenis@rhino Page 1

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

7A1 28,795,000.00 4.75000 24 1.000000

-1.0000

Floor

Current

Settle

Deal

WAC

WAM

Pricing

Duration

Coupon

Date

Speed

@ Px

-

4.7500

08/29/03

30 year

5.38

118.00

325.OPSA

100:27

Price	PSA 100	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 750	PSA 1000
100:11	4.631	4.609	4.586	4.563	4.539	4.515	4.478	4.419
100:12	4.623	4.600	4.576	4.552	4.527	4.501	4.463	4.401
100:13	4.615	4.591	4.566	4.540	4.514	4.488	4.448	4.383
100:14	4.607	4.582	4.556	4.529	4.502	4.475	4.433	4.366
100:15	4.599	4.573	4.546	4.518	4.490	4.461	4.418	4.348
100:16	4.591	4.564	4.536	4.507	4.478	4.448	4.404	4.330
100:17	4.584	4.556	4.526	4.496	4.466	4.435	4.389	4.312
100:18	4.576	4.547	4.517	4.485	4.454	4.422	4.374	4.295
100:19	4.568	4.538	4.507	4.474	4.442	4.408	4.359	4.277
100:20	4.560	4.529	4.497	4.463	4.429	4.395	4.344	4.259
100:21	4.552	4.520	4.487	4.452	4.417	4.382	4.329	4.241
100:22	4.545	4.511	4.477	4.441	4.405	4.369	4.314	4.224
100:23	4.537	4.503	4.467	4.430	4.393	4.356	4.299	4.206
100:24	4.529	4.494	4.457	4.419	4.381	4.342	4.284	4.188
100:25	4.521	4.485	4.447	4.409	4.369	4.329	4.269	4.171
100:26	4.513	4.476	4.437	4.398	4.357	4.316	4.254	4.153
100:27	4.506	4.467	4.428	4.387	4.345	4.303	4.239	4.135
100:28	4.498	4.459	4.418	4.376	4.333	4.290	4.225	4.118
100:29	4.490	4.450	4.408	4.365	4.321	4.276	4.210	4.100
100:30	4.482	4.441	4.398	4.354	4.309	4.263	4.195	4.082
100:31	4.474	4.432	4.388	4.343	4.297	4.250	4.180	4.065
101:00	4.467	4.423	4.378	4.332	4.285	4.237	4.165	4.047
101:01	4.459	4.415	4.369	4.321	4.273	4.224	4.150	4.030
101:02	4.451	4.406	4.359	4.310	4.261	4.211	4.135	4.012
101:03	4.443	4.397	4.349	4.299	4.249	4.197	4.121	3.994
101:04	4.436	4.388	4.339	4.288	4.237	4.184	4.106	3.977
101:05	4.428	4.380	4.329	4.277	4.225	4.171	4.091	3.959
101:06	4.420	4.371	4.319	4.266	4.213	4.158	4.076	3.942
101:07	4.412	4.362	4.310	4.256	4.201	4.145	4.061	3.924
101:08	4.405	4.353	4.300	4.245	4.189	4.132	4.047	3.907
101:09	4.397	4.345	4.290	4.234	4.177	4.119	4.032	3.889
101:10	4.389	4.336	4.280	4.223	4.165	4.106	4.017	3.872
Avg Life	4.646	4.053	3.571	3.178	2.855	2.587	2.267	1.883
Duration	3.966	3.508	3.131	2.819	2.559	2.341	2.075	1.749
First Pay	9/03	9/03	9/03	9/03	9/03	9/03	9/03	9/03
Last Pay	6/13	6/13	6/13	6/13	6/13	6/13	6/13	7/10

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoproj.599

MAST0308H 30 year 5.7

Cmoproj

6:07:42 pm August 13, 2003 Margarita Genis mgenis@rhino Page 1

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

8A1 149,497,067.38 5.50000 24 1.000000

-1.0000

Floor

Current

Settle

Deal

WAC

WAM

Pricing

Duration

Coupon

Date

Speed

@ Px

-

5.5000

08/29/03

30 year

5.72

358.00

300.0PSA

97:23

Price	PSA 100	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 750	PSA 1000
97:07	5.903	6.024	6.146	6.266	6.382	6.496	6.661	6.909
97:08	5.899	6.018	6.138	6.256	6.372	6.484	6.647	6.891
97:09	5.894	6.012	6.130	6.247	6.361	6.471	6.632	6.874
97:10	5.890	6.006	6.123	6.238	6.350	6.459	6.618	6.856
97:11	5.885	6.000	6.115	6.228	6.339	6.447	6.603	6.838
97:12	5.881	5.994	6.107	6.219	6.328	6.435	6.589	6.821
97:13	5.876	5.987	6.100	6.210	6.318	6.422	6.574	6.803
97:14	5.872	5.981	6.092	6.201	6.307	6.410	6.560	6.785
97:15	5.867	5.975	6.084	6.191	6.296	6.398	6.545	6.767
97:16	5.863	5.969	6.077	6.182	6.285	6.385	6.531	6.750
97:17	5.859	5.963	6.069	6.173	6.274	6.373	6.517	6.732
97:18	5.854	5.957	6.061	6.164	6.264	6.361	6.502	6.714
97:19	5.850	5.951	6.054	6.155	6.253	6.349	6.488	6.697
97:20	5.845	5.945	6.046	6.145	6.242	6.336	6.473	6.679
97:21	5.841	5.939	6.038	6.136	6.231	6.324	6.459	6.662
97:22	5.836	5.933	6.031	6.127	6.221	6.312	6.445	6.644
97:23	5.832	5.927	6.023	6.118	6.210	6.300	6.430	6.626
97:24	5.827	5.921	6.015	6.108	6.199	6.288	6.416	6.609
97:25	5.823	5.915	6.008	6.099	6.189	6.275	6.401	6.591
97:26	5.818	5.909	6.000	6.090	6.178	6.263	6.387	6.573
97:27	5.814	5.903	5.993	6.081	6.167	6.251	6.373	6.556
97:28	5.809	5.897	5.985	6.072	6.156	6.239	6.358	6.538
97:29	5.805	5.891	5.977	6.063	6.146	6.227	6.344	6.521
97:30	5.801	5.885	5.970	6.053	6.135	6.214	6.330	6.503
97:31	5.796	5.879	5.962	6.044	6.124	6.202	6.315	6.486
98:00	5.792	5.873	5.955	6.035	6.114	6.190	6.301	6.468
98:01	5.787	5.867	5.947	6.026	6.103	6.178	6.287	6.451
98:02	5.783	5.861	5.939	6.017	6.092	6.166	6.273	6.433
98:03	5.778	5.855	5.932	6.008	6.082	6.154	6.258	6.415
98:04	5.774	5.849	5.924	5.998	6.071	6.142	6.244	6.398
98:05	5.770	5.843	5.917	5.989	6.060	6.129	6.230	6.380
98:06	5.765	5.837	5.909	5.980	6.050	6.117	6.215	6.363
Avg Life	11.044	7.351	5.417	4.282	3.550	3.042	2.519	2.009
Duration	7.147	5.274	4.171	3.460	2.967	2.606	2.216	1.807
First Pay	9/03	9/03	9/03	9/03	9/03	9/03	9/03	9/03
Last Pay	6/33	6/33	6/33	6/33	6/33	6/33	7/30	10/08

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoproj.599

MAST0308A 30 year 5.4

Cmoproj

5:41:58 pm August 13, 2003 Margarita Genis mgenis@rhino Page 1

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

1A1 198,911,000.00 5.50000 24 1.000000

-1.0000

Floor

Current

Settle

Deal

WAC

WAM

Pricing

Duration

Coupon

Date

Speed

@ Px

-

5.5000

08/29/03

30 year

5.84

358.00

300.0PSA

90:00

Price	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
90:00	6.525	7.011	8.048	8.556	9.049
Avg Life Duration First Pay Last Pay	19.066 10.208 9/03 6/33	11.076 6.725 9/03 6/33	5.426 3.915 9/03 6/33	4.288 3.257 9/03 6/33	3.555 2.802 9/03 6/33

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoproj.599

MAST0308B 30 year 5.1

Cmoproj

5:45:00 pm August 13, 2003 Margarita Genis mgenis@rhino Page 1

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

2A1 255,443,000.81 4.50000 24 1.000000

-1.0000

Floor

Current

Settle

Deal

WAC

WAM

Pricing

Duration

Coupon

Date

Speed

@ Px

-

4.5000

08/29/03

30 year

5.30

178.00

300.0PSA

90:00

Price	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
90:00	6.131	6.521	7.374	7.814	8.252
Avg Life	8.406	6.581	4.390	3.726	3.231
Duration	6.261	4.998	3.475	3.006	2.652
First Pay	9/03	9/03	9/03	9/03	9/03
Last Pay	6/18	6/18	6/18	6/18	6/18

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoproj.599

MAST0308D 30 year #.5

Cmoproj

5:57:43 pm August 13, 2003 Margarita Genis mgenis@rhino Page 1

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

4A2

6,000,000.00

4.75000

24

1.000000

-1.0000

Floor

Current

Settle

Deal

WAC

WAM

Pricing

Duration

Coupon

Date

Speed

@ Px

4.7500

08/29/03

30 year

5.27

178.00

300.0PSA

90:00

Price

PSA

PSA

PSA

PSA

PSA

90.00

6.405

6.797

7.652

8.093

8.531

Avg Life

8.401

6.575

4.384

3.720

3.224

Duration

6.173

4.935

3.440

2.979

2.630

First Pay

9/03

9/03

9/03

9/03

9/03

Last Pay

6/18

6/18

6/18

6/18

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

4A1

6,000,000.14

4.50000

24

1.000000

-1.0000

-

-

-

Floor

Current

Settle

Deal

WAC

WAM

Pricing

Duration

Coupon

Date

Speed

@ Px

-

4.5000

08/29/03

30 year

5.27

178.00

300.0PSA

90:00

Price	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
90:00	6.132	6.522	7.377	7.819	8.258
Avg Life	8.401	6.575	4.384	3.720	3.224
Duration	6.258	4.994	3.470	3.002	2.648
First Pay	9/03	9/03	9/03	9/03	9/03
Last Pay	6/18	6/18	6/18	6/18	6/18

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoproj.599

MAST0308F 30 year 5.3

Cmoproj

6:03:11 pm August 13, 2003 Margarita Genis mgenis@rhino Page 1

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

6A1 17,007,075.73 5.50000 24 1.000000

-1.0000

Floor

Current

Settle

Deal

WAC

WAM

Pricing

Duration

Coupon

Date

Speed

@ Px

-

5.5000

08/29/03

30 year

6.00

353.12

325.OPSA

102:15

Price	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
101:31	5.351	5.250	5.035	4.929	4.828
102:00	5.348	5.246	5.028	4.921	4.818
102:01	5.345	5.242	5.021	4.913	4.808
102:02	5.342	5.238	5.014	4.905	4.799
102:03	5.340	5.234	5.007	4.896	4.789
102:04	5.337	5.230	5.000	4.888	4.779
102:05	5.334	5.225	4.993	4.880	4.770
102:06	5.331	5.221	4.986	4.871	4.760
102:07	5.328	5.217	4.979	4.863	4.751
102:08	5.326	5.213	4.973	4.855	4.741
102:09	5.323	5.209	4.966	4.847	4.731
102:10	5.320	5.205	4.959	4.838	4.722
102:11	5.317	5.201	4.952	4.830	4.712
102:12	5.315	5.197	4.945	4.822	4.703
102:13	5.312	5.193	4.938	4.813	4.693
102:14	5.309	5.189	4.931	4.805	4.683
102:15	5.306	5.185	4.924	4.797	4.674
102:16	5.303	5.181	4.918	4.789	4.664
102:17	5.301	5.176	4.911	4.781	4.655
102:18	5.298	5.172	4.904	4.772	4.645
102:19	5.295	5.168	4.897	4.764	4.635
102:20	5.292	5.164	4.890	4.756	4.626
102:21	5.290	5.160	4.883	4.748	4.616
102:22	5.287	5.156	4.876	4.739	4.607
102:23	5.284	5.152	4.870	4.731	4.597
102:24	5.281	5.148	4.863	4.723	4.588
102:25	5.279	5.144	4.856	4.715	4.578
102:26	5.276	5.140	4.849	4.707	4.569
102:27	5.273	5.136	4.842	4.698	4.559
102:28	5.270	5.132	4.835	4.690	4.550
102:29	5.268	5.128	4.829	4.682	4.540
102:30	5.265	5.124	4.822	4.674	4.531
Avg Life	18.854	11.102	5.538	4.407	3.677
Duration	10.953	7.453	4.420	3.683	3.171
First Pay	9/03	9/03	9/03	9/03	9/03
Last Pay	8/33	8/33	8/33	8/33	8/33

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoproj.599

MAST0308G 30 year 5.#

Cmoproj

6:05:42 pm August 13, 2003 Margarita Genis mgenis@rhino Page 1

Bond

Balance

 Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

7A1

28,795,000.00

4.75000

24

1.000000

-1.0000

Floor

Current

Settle

Deal

WAC

WAM

Pricing

Duration

Coupon

Date

Speed

@ Px

-

4.7500

08/29/03

30 year

5.38

118.00

325.OPSA

90:00

Price	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
90:00	7.118	7.456	8.184	8.564	8.950
Avg Life	5.378	4.646	3.571	3.178	2.855
Duration	4.275	3.719	2.906	2.610	2.366
First Pay	9/03	9/03	9/03	9/03	9/03
Last Pay	6/13	6/13	6/13	6/13	6/13

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.599

MAST0308H 30 year 5.7

Cmoproj

6:08:10 pm August 13, 2003 Margarita Genis mgenis@rhino Page

Bond

Balance Coupon Delay Factor Index Value Reset Multiplier Cap

8A1 149,497,067.38 5.50000 24 1.000000

-1.0000

Floor

Current

Settle

Deal

WAC

WAM

Pricing

Duration

Coupon

Date

Speed

@ Px

5.5000

08/29/03

30 year

5.72

358.00

300.0PSA

90:00

Price	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
90:00	6.528	7.015	8.052	8.560	9.053
Avg Life	18.991	11.044	5.417	4.282	3.550
Duration	10.177	6.710	3.909	3.253	2.799
First Pay	9/03	9/03	9/03	9/03	9/03
Last Pay	6/33	6/33	6/33	6/33	6/33

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.